UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported): May 12, 2004

--------------------------------------------------------------------------------

                                 OMI CORPORATION
             (Exact name of Registrant as specified in its charter)

                        Commission File Number 001-14135


              Marshall Islands                            52-2098714
      -------------------------------                  ----------------
      (State or other jurisdiction of                  (I.R.S. Employer
       incorporation or organization)                 Identification No.)

                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902
        Registrant's telephone number including area code: (203) 602-6700

--------------------------------------------------------------------------------

Item 5. Other Events

During the second quarter of 2004, OMI Corporation purchased 1,588,000 shares (1,373,000 shares between May 7 and 12, 2004) under an authorized repurchase plan, of its common stock in the open market at an average price of $9.96 or an aggregate of $15,822,000, including commissions. The repurchases of common stock during this quarter to date represents 2% of our current number of shares outstanding.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 12, 2004                             By:   /s/ Craig H. Stevenson, Jr
                                               --------------------------------

                                               Craig H. Stevenson, Jr. Chairman
                                               of the Board and Chief Executive
                                               Officer


Date:  May 12, 2004                            By:   /s/ Kathleen C. Haines
                                               ----------------------------
                                               Kathleen C. Haines
                                               Senior Vice President, Chief
                                               Financial Officer and Treasurer

--------------------------------------------------------------------------------